U.S. SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C.  20549


                                FORM 8-K


                         Current Report Pursuant
                      to Section 13 or 15(d) of the
                     Securities Exchange Act of 1934



Date of Report (Date of Earliest Event Reported):    September 30, 1998
                                                     ------------------

                        EcoScience Corporation
          ------------------------------------------------------
          (Exact Name of Registrant as Specified in its Charter)

                                Delaware
             ----------------------------------------------
             (State or Other Jurisdiction of Incorporation)

            0-19746                              04-2912632
     ------------------------           --------------------------
     (Commission File Number)           (I.R.S. Employer I.D. No.)

            10 Alvin Court, East Brunswick, New Jersey 08816
      ------------------------------------------------------------
      (Address of Principal Executive Offices, Including Zip Code)

                            (732) 432-8200
          ----------------------------------------------------
          (Registrant's Telephone Number, Including Area Code)

                            Not Applicable
     -------------------------------------------------------------
     (Former Name or Former Address, if Changed Since Last Report)

Item 1.     Changes in Control of Registrant.
------      --------------------------------

            On September 30, 1998, Agro Power Development, Inc., a New York corporation, ("APD") merged with and into Agro Acquisition Corporation, a Delaware corporation and a wholly-owned subsidiary of the Registrant (the "Subsidiary"). Pursuant to the merger agreement among the Registrant, APD and the Subsidiary, (i) on September 30, 1998 all outstanding shares of APD stock were converted into the right to receive in the aggregate 9,421,487 shares of the Registrant's Common Stock (the "Conversion Shares"); and (ii) the Registrant issued 99,000 shares (the "Moroccan Shares") of the Regis-trant's Common Stock to three APD stockholders in exchange for their 50% interest in Village Farms of Morocco, S.A., a Moroccan company. Together, the Conversion Shares and the Moroccan Shares represent 75.9% of the Regis-trant's outstanding Common Stock. Following is a list of APD stockholders who acquired control of the Registrant, including the percentage of voting securities of the Registrant now beneficially owned by such persons:


                  Name of              Amount and Nature of          Percent
Title of Class    Beneficial Owner     Beneficial Ownership          of Class
--------------    ----------------     --------------------          --------

Common Stock      Michael A. DeGiglio  3,360,643 shares*             28.8%

Common Stock      Albert Vanzeyst      2,941,811 shares**            25.3%

Common Stock      Carmelo (Thomas)     2,537,324 shares***           21.8%
                    Montanti
                                                                     -----
                                                                     75.9%

  *Mr. DeGiglio has direct voting and dispositive power with respect to 2,675,150 shares. He may be deemed to have indirect voting and dispositive power with respect to 166,593 shares held by Mr. DeGiglio's wife (as to which Mr. DeGiglio disclaims beneficial ownership) and 518,900 shares held in trust for the benefit of Mr. DeGiglio's children (as to which shares Mr. DeGiglio disclaims beneficial ownership). This amount also includes 60,667 shares issuable upon exercise of outstanding options.

 **Mr. Vanzeyst has direct voting and dispositive power with respect to 2,788,716 shares. He may be deemed to have indirect voting and dispositive power with respect to 153,095 shares held in trust for the benefit of his child (as to which shares Mr. Vanzeyst disclaims beneficial ownership).
Ms. Kelly Evans, an independent trustee, has the power to direct the receipt of dividends with respect to the 153,095 shares held in trust for Mr. Vanzeyst's child.

***Mr. Montanti has direct voting and dispositive power with respect to 2,533,093 shares. He may be deemed to have indirect voting and dispositive power with respect to 4,231 shares held by Mr. Montanti's wife (as to which shares Mr. Montanti disclaims beneficial ownership).

           The Registrant is not aware of any arrangements, the operation of which may at a subsequent date result in a change in control of the Regis-trant.


Item 5.     Other Events.
------      ------------

            The Registrant incorporates herein by reference the press release made available to the public on October 1, 1998, a copy of which is included in this report as Exhibit 20.3. The press release refers to the finalization of the merger between the Registrant and Agro Power Development, Inc.

                                SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      ECOSCIENCE CORPORATION


Date:  October 15, 1998               By: /s/ Harold A. Joannidi
                                          ------------------------------
                                          Harold A. Joannidi
                                          Treasurer and Secretary

                          Current Report on Form 8-K
                            ECOSCIENCE CORPORATION

                                EXHIBIT INDEX

Exhibit                                                        Sequential
Number         Description of Exhibit                           Page No.
-------        ----------------------                          ----------

 20.3          Press Release dated October 1, 1998                  6






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